UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 10, 2018

NMI Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36174	45-4914248
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Powell Street, 12th Floor, Emeryville, CA.
(Address of Principal Executive Offices)

94608
(Zip Code)
(855) 530-6642
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, smaller reporting company or an emerging growth company. See the definitions of "large accelerated filer," "accelerated filer" "smaller reporting company" and "emerging growth company" in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer ☐	Accelerated filer ☒	Non-accelerated filer ☐	Smaller reporting company ☐
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Emerging growth company ☒
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Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

Appointment of President

Effective May 10, 2018, NMI Holdings, Inc. (the "Company") promoted Claudia Merkle to President of the Company. Ms. Merkle, age 59, has served as Executive Vice President, Chief Operating Officer since September 12, 2016. Previously, Ms. Merkle served as Executive Vice President and Chief of Insurance Operations, overseeing the Company's underwriting, marketing and sales operations. Ms. Merkle joined the Company in May 2012 as its Senior Vice President of Underwriting Fulfillment and Risk Operations. Prior to that, Ms. Merkle served as vice president of national and regional accounts, risk and operations at PMI Mortgage Insurance Co., from 1996 to 2012. As President, Ms. Merkle's annual base salary will increase from $500,000 to $525,000 and her participation in the Company’s executive cash allowance program will increase from $30,000 per year to $38,400 per year.
There are no reportable family relationships between Ms. Merkle and any of the Company's officers or directors nor reportable related party transactions under Item 5.02 of Form 8-K. A copy of the press release announcing Ms. Merkle's appointment is attached hereto as Exhibit 99.1.
Item 7.01    Regulation FD Disclosure.
On May 10, 2018, the Company issued a press release announcing that effective May 10, 2018, Ms. Merkle assumed the position of the Company’s President, Robert Smith was promoted to Executive Vice President, Chief Risk Officer and Patrick Mathis will move from the role of Executive Vice President, Chief Risk Officer to Executive Vice President of operations and information technology. A copy of the press release is attached hereto as Exhibit 99.1. The information disclosed under this Item and the information contained in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits
(d) Exhibits
99.1*    NMI Holdings, Inc. News Release dated May 10, 2018

*Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NMI Holdings, Inc.
(Registrant)

Date: May 10, 2018	By:	/s/ Nicole C. Sanchez
Nicole C. Sanchez
VP, Associate General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1*	NMI Holdings, Inc. News Release dated May 10, 2018

*Furnished herewith.

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